Exhibit 99.1
EXECUTION VERSION
FIFTH AMENDMENT TO CREDIT AGREEMENT
          This Fifth Amendment to Credit Agreement, dated as of October 31, 2006 (this “Amendment”), is executed and delivered by BEARINGPOINT, INC., a Delaware corporation (“BearingPoint”), BEARINGPOINT, LLC, a Delaware limited liability company (“BE LLC” and, together with BearingPoint, “Borrowers” and each individually, a “Borrower”), the Guarantors party hereto, the Lenders (as such term is defined below) and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
     WHEREAS, Borrowers, the financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 19, 2005, as amended by the First Amendment thereto, dated as of December 21, 2005, the Second Amendment thereto, dated as of March 30, 2006, the Third Amendment thereto, dated as of July 19, 2006, and the Fourth Amendment thereto, dated as of September 29, 2006 (as such agreement may be amended, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, Borrowers, the Guarantors, Administrative Agent and Lenders are each desirous of entering into an amendment to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein;
     WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;
     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.
2. Amendments.
     2.1. Annual Reports. Section 5.01(a) of the Credit Agreement is amended by deleting the words “With respect to fiscal year 2005, not later than October 31, 2006” and replacing them with the words:
          “With respect to fiscal year 2005, not later than November 30, 2006”
     2.2. Quarterly Reports. Section 5.01(b) of the Credit Agreement is amended by deleting the words, “(i) With respect to the fiscal quarters ending March 31, 2006 and June 30, 2006, not later than the earlier of (A) 60 days after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) November 30, 2006, (ii) with respect to the fiscal quarter ending September 30, 2006, not later than December 31, 2006, and (iii) beginning with the fiscal quarter ending March 31, 2007, within 45 days after the end of each of the fiscal quarters of each fiscal year other than the fourth fiscal quarter (but no later than the date on which BearingPoint is required (or, if not subject to Sections 13 and 15(d) of the Exchange Act, would be required) to file a Form 10-Q under the Exchange Act),” and replacing them with the words:
“(i) With respect to the fiscal quarters ending March 31, 2006 and June 30, 2006, not later than February 28, 2007, (ii) with respect to the fiscal quarter ending September 30, 2006, not later than March 31, 2007, and (iii) beginning with the fiscal quarter ending March 31, 2007, within 45 days after the end of each of the fiscal quarters of each fiscal year other than the fourth fiscal quarter (but no later than the date on which BearingPoint is required (or, if not subject to Sections 13 and 15(d) of the Exchange Act, would be required) to file a Form 10-Q under the Exchange Act),”.
     2.3. Monthly Reports.
     (a) Section 5.01(c)(iii) of the Credit Agreement is amended and restated in its entirety as follows:
“With respect to each month from July 2005 through November 2006, within 30 days after the end of each such month, a report, in a form reasonably satisfactory to the Administrative Agent, describing in reasonable detail the utilization and bookings data for Borrowers for such month accompanied by a certificate of a Financial Officer stating that such report fairly presents, in all material respects, such utilization and bookings data for Borrowers for such month, and, for the months of April through November 2006, such report shall also include divisional profit and loss statements and operating data in form and substance reasonably satisfactory to the Administrative Agent.”
     (b) Section 5.01(c)(iv) of the Credit Agreement is amended and restated in its entirety as follows:
“With respect to (A) December 2006, not later than February 15, 2007, and (B) each month thereafter, 30 days after the end of each such month, the consolidated statements of income and cash flows of BearingPoint for such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated results of operations and cash flows of the Consolidated Companies as of the date and for the periods specified in accordance with GAAP consistently applied, subject to normal year-end audit adjustments.”
     2.4. SEC Filings and Satisfactory Collateral Systems. Sections 5.01(j)(iii), (iv), (v), (vi) and (vii) of the Credit Agreement are amended and restated in their entirety, as follows:

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“(iii) On or before November 30, 2006, BearingPoint shall file with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005;
(iv) On or before the earlier of (A) two months after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) January 31, 2007, BearingPoint shall file with the Securities and Exchange Commission its Forms 10-Q under the Exchange Act for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005;
(v) On or before February 28, 2007, BearingPoint shall file with the Securities and Exchange Commission its Form 10-Q under the Exchange Act for the fiscal quarters ended March 31, 2006 and June 30, 2006;
(vi) On or before February 28, 2007, BearingPoint shall deliver to the Administrative Agent a draft of its Form 10-Q under the Exchange Act for the fiscal quarter ended September 30, 2006; provided, however, that the Administrative Agent and Lenders acknowledge that the draft Form 10-Q for the fiscal quarter ended September 30, 2006 provided pursuant to this Section 5.01(j)(vi) is preliminary and unaudited, and is based on reasonable estimates and assumptions made by management in good faith and based upon the best information available to the Borrowers as of the date of delivery thereof and that actual results for the fiscal quarter ended September 30, 2006 may vary materially from the draft financial statements provided to the Administrative Agent;
(vii) On or before March 31, 2007, BearingPoint shall file with the Securities and Exchange Commission its Form 10-Q under the Exchange Act for the fiscal quarter ended September 30, 2006;”
3. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, Borrowers hereby, jointly and severally, represent and warrant that:
     3.1. The execution, delivery and performance by each Borrower and each other Loan Party of this Amendment and the performance by each Borrower and each other Loan Party of its obligations under the Credit Agreement, as amended hereby, and under the other Loan Documents (i) are within its corporate or limited liability company power, as the case may be; (ii) have been duly authorized by all necessary corporate or limited liability company action, as the case may be; and (iii) are not in contravention of any provision of its certificate or articles of incorporation, certificate of formation, by-laws, operating agreement or other organizational documents.
     3.2. This Amendment has been duly executed and delivered by each Borrower and each other Loan Party.
     3.3. The Credit Agreement, as amended hereby, and each other Loan Document constitutes a legal, valid and binding obligation of each Borrower and each other Loan Party, enforceable against it in accordance with their terms, subject to applicable bankruptcy,

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insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:
     4.1. Administrative Agent’s receipt of counterparts of this Amendment, duly executed by Borrowers, each of the other Loan Parties, the Administrative Agent and Required Lenders.
     4.2. Borrowers shall have paid to the Administrative Agent a nonrefundable amendment fee for the ratable account of those Lenders who consent to this Amendment, evidenced by their timely delivery to the Administrative Agent of an executed counterpart signature page hereto, in an amount equal to 0.05% of the aggregate Commitments of such consenting Lenders.
     4.3. BearingPoint shall have delivered to the Administrative Agent a current draft of its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, it being understood by each of the Administrative Agent and the Lenders that the financial statements and footnotes accompanying such draft Form 10-K have not been updated to reflect the events disclosed in the Form 8-K filed by BearingPoint with the Securities and Exchange Commission on September 26, 2006.
     4.4. BearingPoint shall have delivered to the Administrative Agent cash flow projections for BearingPoint and the other Loan Parties on a consolidated basis for the period ending December 31, 2006;
provided, however, that each of the Administrative Agent and Lenders acknowledges that the draft Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005 provided pursuant to section 4.3 of this Amendment and the cash flow projections for BearingPoint and the other Loan Parties on a consolidated basis for the period ending December 31, 2006 provided pursuant to section 4.4 of this Amendment are preliminary and unaudited, and are based on reasonable estimates and assumptions made by management in good faith and, subject to the qualification set forth in section 4.3 of this Amendment, are based upon the best information available to the Borrowers as of the date of delivery thereof and that actual results may vary materially from the drafts provided to the Administrative Agent.
5. No Other Amendments; Reaffirmation of Credit Agreement and Loan Documents.
     5.1. Except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, modified or supplemented from time to time.

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     5.2. Each Loan Party hereby reaffirms that (a) the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect, and (b) the Security Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.
6. Release. Each of the Loan Parties hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders and each other Indemnitee from any and all actions, causes of action, suits or other claims of any kind or character, known or unknown, which any Loan Party ever had, now has or might hereafter have against the Administrative Agent, any Lender or any other Indemnitee which relate, directly or indirectly, to any acts or omissions of the Administrative Agent, any Lender or any other Indemnitee on or prior to the date hereof.
7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.
8. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).
9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

BORROWERS: BEARINGPOINT, INC.
By:	/s/ Robert A. Sandberg
Name: Robert A. Sandberg
Title: Treasurer

BEARINGPOINT, LLC By: BEARINGPOINT, INC., as managing member
By:	/s/ Robert A. Sandberg
Name: Robert A. Sandberg
Title: Treasurer

FIFTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS:

BEARINGPOINT AMERICAS, INC.
BEARINGPOINT GLOBAL, INC.
BEARINGPOINT GLOBAL OPERATIONS, INC.
BEARINGPOINT GUAM L.L.C.
BEARINGPOINT INTERNATIONAL I, INC.
BEARINGPOINT USA, INC.
METRIUS, INC.
OAD ACQUISITION CORP.
OAD GROUP, INC.
PEATMARWICK, INC.
SOFTLINE ACQUISITION CORP.
SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Robert A. Sandberg
Name: Robert A. Sandberg
Title: Treasurer

BEARINGPOINT ENTERPRISE HOLDINGS, LLC
BEARINGPOINT ISRAEL, LLC
BEARINGPOINT RUSSIA, LLC
BEARINGPOINT SOUTH PACIFIC, LLC
BEARINGPOINT SOUTHEAST ASIA, LLC
BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC
i2 MID ATLANTIC LLC
i2 NORTHWEST LLC
PELOTON HOLDINGS, L.L.C.

By: BEARINGPOINT, LLC, as managing member
By: BEARINGPOINT, INC., as managing member

By:	/s/ Robert A. Sandberg
Name: Robert A. Sandberg
Title: Treasurer

FIFTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS: BEARINGPOINT BG, LLC
By:	BEARINGPOINT GLOBAL OPERATIONS, INC., as managing member

By:	/s/ Robert A. Sandberg
Name: Robert A. Sandberg
Title: Treasurer

BEARINGPOINT PUERTO RICO, LLC
By:	BEARINGPOINT AMERICAS, INC., as managing member

By:	/s/ Robert A. Sandberg
Name: Robert A. Sandberg
Title: Treasurer

FIFTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH, as Administrative Agent and an Issuing Bank
By:	/s/ Irja R. Olsa
Name: Irja R. Olsa
Title: Associate Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
Name: Toba Lumbantobing
Title: Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as Swingline Lender and a Revolving Lender
By:	/s/ Irja R. Olsa
Name: Irja R. Olsa
Title: Associate Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
Name: Toba Lumbantobing
Title: Associate Director Banking Products Services, US
FIFTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Lender
By:	/s/ Steven B. Flowers
Name: Steven B. Flowers
Title: Duly Authorised Signatory
FIFTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

WELLS FARGO FOOTHILL, LLC, as a Revolving Lender and an Issuing Bank
By:	/s/ Patrick McCormack
Name: Patrick McCormack
Title: Vice President
FIFTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as a Revolving Lender
By:	/s/ Andrew C. Sepe
Name: Andrew C. Sepe
Title: Vice President

FIFTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT